SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 14,1999
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                     (Date of earliest event reported)


                          Commonwealth Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-27942                   23-2828883
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                    19401
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(Address of principal executive offices)                          (Zip Code)


                                  (610) 251-1600
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                (Registrant's telephone number, including area code)


                                  Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
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    Commonwealth Bancorp. Inc. (the "Company") announced on June 14, 1999 that its Board of Directors has authorized the repurchase of up to 0.7 million shares or approximately 5 percent of its outstanding common stock and announced on June 15, 1999 its Board of Directors declared a cash dividend of $0.09 per share of common stock payable on July 9, 1999 to shareholders of record at the close of business on June 25, 1999. For additional information, reference is made to the Press Releases, dated June 14, 1999 and June 15, 1999, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)    Financial Statements.

           Not Applicable.

    (b)    Pro Forma Financial Information.

           Not Applicable

    (c)    Exhibits:

           99.1      Press Release dated June 14, 1999

           99.2      Press Release dated June 15, 1999

                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMMONWEALTH BANCORP, INC.



Date: June 16, 1999                        By:  /s/Charles M. Johnston
                                                --------------------------
                                                Charles M. Johnston
                                                 Chief Financial Officer